SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Act of 1934

Date of Report (Date of earliest event reported): April 14, 2003

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

212 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 633-5031

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

99.1	Union Bankshares Corporation press release dated April 14, 2003

Item 9. Regulation FD Disclosure.

The following information and exhibit is being furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

On April 15, 2003, Union Bankshares Corporation issued a press release announcing first quarter results for the quarter ended March 31, 2003. A copy of the company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

By:	/s/ D. ANTHONY PEAY
D. Anthony Peay Senior Vice President and Chief Financial Officer

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